                                                                      EXHIBIT 23



                         CONSENT OF ARTHUR ANDERSEN LLP





Consent of independent public accountants



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-57503, 33-60157, 333-05463, 333-21007, 333-77765, 333-94451 and 333-84478.



Arthur Andersen LLP


Minneapolis, Minnesota
March 18, 2002